NeoForce Group, Inc. Acquisition	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
NeoForce Group, Inc. Acquisition

Note 13. NeoForce Group, Inc. Acquisition

On September 8, 2015, the Company through its wholly owned subsidiary Neoforce, Inc (“NFI”), acquired substantially all of the assets of NeoForce in exchange for an upfront cash payment of $1.0 million. In addition, the Company agreed to pay the former NeoForce shareholder an annual royalty payment for a period of 36 months (“Royalty”) in the low single digits based on net sales of NeoForce products that were acquired by the Company. As of December 31, 2015, the Company recorded $8,372 of Royalty payable.

The acquisition of NeoForce strengthens the Company’s commitment to leveraging technology to address unmet needs in neonatology, which is a high growth segment in the healthcare business. The Company plans to leverage the expertise and hospital relationships of NeoForce to accelerate the adoption of CoSense.

The transaction has been accounted for as a business combination under the acquisition method of accounting. Accordingly, the tangible assets and identifiable intangible assets acquired and liabilities assumed have been recorded at fair value, with the remaining purchase price recorded as goodwill. The fair values of current assets and liabilities approximated their book value. The fair values of acquired assets and liabilities are based on preliminary cash flow projections and other assumptions. The fair values of acquired intangible assets were determined using several significant unobservable inputs for projected cash flows and a discount rate. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance.

The agreement to pay the annual Royalty resulted in the recognition of a contingent consideration, which is recognized at the inception of the transaction, and subsequent changes to estimate of the amounts of contingent consideration to be paid will be recognized as charges or credits in the statement of operations. The fair value of the contingent consideration is based on preliminary cash flow projections, growth in expected product sales and other assumptions. Based on the assumptions, the fair value of the Royalty was determined to be $153,000 at the date of acquisition and at December 31, 2015. The fair value of the royalty was determined by applying the income approach, using several significant unobservable inputs for projected cash flows and a discount rate of 20% commensurate with the Company’s cost of capital and expectation of the revenue growth for products at their life cycle stage. These inputs are considered Level 3 inputs under the fair value measurements and disclosure guidance.

The aggregate purchase price consideration was as follows:

Cash consideration	$1,000,000
Fair value of contingent consideration	153,000

Total purchase price consideration	$1,153,000

The fair values of assets acquired at the transaction date are summarized below:

Net tangible assets acquired	$39,377
Customer contracts	259,730
Patents	135,890
Goodwill	718,003

Net Assets Acquired	$1,153,000

Net tangible assets acquired consisted primarily of equipment, furniture and fixtures.

Goodwill is an unidentifiable asset and, as such, can only be measured as a residual. A significant component of the NeoForce goodwill, which did not meet the criteria for separate recognition as an intangible asset was a skilled and assembled workforce. The founder of NeoForce, who became the General Manager of Neonatology at the Company, brings 25 years of medical device sales, operations and product development experience at neonatology focused companies. The Company plans to use his expertise and broad relationships with top tier hospitals across the United States to accelerate the adoption of CoSense. The Company also expects to achieve synergies in the areas of accounting, informational technology, sales & marketing and other general administration expenses through the combination.

Pro Forma Financial Information (Unaudited)

The following table presents the unaudited pro forma results of Capnia, Inc. (including the operations of Neoforce) for the years ended December 31, 2014 and December 31, 2015. The unaudited pro forma financial information combines the results of operations of Capnia and NeoForce as though the companies had been combined as of the beginning of each of the fiscal periods presented. As of September 8, 2015, the date of the acquisition, the results of NFI have been combined with Capnia as a wholly-owned subsidiary. The unaudited pro forma financial information is presented for informational purposes only and is not indicative of the consolidated results of operations that would have been achieved if the acquisition had taken place at the beginning of fiscal 2014 or 2015. In addition, the unaudited pro forma financial information does not attempt to project the future consolidated results of operations.

	December 31,	December 31,
	2015	2014
Pro forma total revenues	$1,168,846	$987,853
Pro forma net loss	$(16,002,126)	$(13,307,030)
Pro forma net loss per share — basic and diluted	$(1.70)	$(10.48)
Pro forma weighted — average shares — basic and diluted	9,425,880	1,270,033

The unaudited pro forma financial information above reflects the following:

•	the increase of amortization expense of $53,000 in the years ended December 31, 2015 and 2014 related to the estimated fair value of intangible assets from the purchase price allocation which are being amortized over their estimated useful lives through 2028. The change in depreciation expense related to the change in estimated fair value of property and equipment from the book value at the time of the acquisition was not material.

For the year ended December 31, 2015, NeoForce, Inc. revenue and net income included in the Company’s Consolidated Statement of Operations and Net Loss were $279,000 and $76,000, respectively.